EXHIBIT 10.1
FORM OF
FIRST AMENDMENT TO UNSECURED PROMISSORY NOTE

THIS FIRST AMENDMENT TO THE UNSECURED PROMISSORY NOTE originally dated November 9, 2009, is made as of April 30, 2010, by and between the Borrower, Brekford International Corp., a  Delaware corporation (“Borrower”) and __________________, an individual person (the “Lender”),.whose principal business address is located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 (Lender and all other or subsequent holders of this promissory note, referred to as a “Holder”)(the “Amendment”)

WHEREAS, the Borrower delivered to Lender a Promissory Note, dated November 9, 2009, in the original principal amount of $___________, a copy of which is attached hereto as Annex A and made a part hereof by reference, (collectively, the “Promissory Note”);

WHEREAS, the parties to this Amendment desire to amend the conversion terms and the maturity date of the Promissory Note consistent with the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

1.           Incorporation of Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference.

                2.          Terms.  All capitalized terms used herein, unless otherwise defined herein, shall have the meaning set forth in the Promissory Note, as defined in and modified by the Amendment.

                3.           Payment Terms.  The maturity date shall be amended to reflect that Borrower agrees to pay the unpaid principal balance of this Note and all accrued and unpaid interest on the date that is the earlier of (i) four (4) years from the Issue Date of this Note as set forth above, or (ii) ten (10) business days from the date of closing by Borrower of any equity financing generating gross proceeds in the aggregate amount of not less than Five Million Dollars ($5,000,000) (the “Maturity Date”).  Borrower may prepay all or any part of interest or principal at any time without penalty with written notice to Holder; provided however, that the Holder shall have the right to convert the Note or portion thereof to be prepaid in accordance with Section 3 of the Promissory Note prior to such prepayment by Borrower.  In such event, the Note or portion thereof so converted shall be deemed satisfied, and the Borrower will have no further obligation under the Note with respect to such converted portion in any way other than to issue the Shares.

4.           Amended Conversion Rights.  The Holder’s conversion rights shall be amended to reflect that the Holder, at his option, so long as any portion of this Note remains outstanding, may elect to convert any outstanding and unpaid principal portion of this Note, and any accrued and unpaid interest (the date of delivery of a completed Notice of Conversion in the form annexed to the Promissory Note to the Borrower’s Vice President of Finance being a “Conversion Date”) into shares (“Shares”) of the Borrower’s common stock, par value $.0001 per share (“Common Stock”), at a price of fourteen cents ($0.14) per Share (the “Conversion Price”), subject to adjustment as provided in Section 3(b) in the Promissory Note.

5.           Conflict between the Promissory Note and this Amendment.  In the event of any conflict between the terms and provisions of the Promissory Note and the terms and provisions of this Amendment, the terms and conditions of this Amendment shall govern.

6.           Ratification of Promissory Note. Except as amended by this Amendment, the Promissory Note remains in full force and effect.

7.           Counterparts.  This Amendment may be executed in several counterparts, each of which shall be deemed an original but all constituting only one agreement.  All executed facsimile copies of this Amendment shall have the same force and effect as an executed original.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the Borrower as of the date and year first above written.

Brekford International Corp.

By:
Name:	Tin Khin
Title:	Vice President of Finance

Accepted and Agreed:
By:
Name:

3

Annex A

Promissory Note